UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2008

CRM Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-32705	n/a
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PO Box HM 2062, Hamilton, Bermuda,		HM HX
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	441-295-2185

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01 Regulation FD Disclosure.

On April 17, 2008, CRM Holdings, Ltd. (the "Company") issued a press release announcing that Compensation Risk Managers, LLC ("CRM"), a wholly-owned subsidiary of the Company, has received notice from the New York Workers’ Compensation Board (the "WCB") that, following an initial investigation, the WCB has determined to pursue an administrative action in order to revoke CRM’s third party administrator’s license to provide third party claims administrative services to self-insured workers compensation groups in New York. Pursuant to such administrative action, CRM is entitled to present evidence at an administrative hearing to adjudicate the WCB’s action to revoke CRM’s third party administrative license. While CRM believes the charges are substantially without merit, there can be no assurances that CRM will ultimately prevail in the hearing or any further litigation that may be commenced. The Company cannot estimate what impact, if any, this inquiry and any results from this inquiry may have on its financial position, operating results or cash flows.

In addition, the Company announced that CRM has received a subpoena from the New York State Attorney General’s Office (the "NY Attorney General") requesting documents related to CRM’s administration of the Healthcare Industry Trust of New York. CRM intends to fully cooperate with the NY Attorney General’s request. To CRM’s knowledge, the NY Attorney General has not initiated any proceedings against CRM. CRM believes that the subpoena relates to the concurrent investigation being conducted by the WCB. The Company cannot estimate what impact, if any, this inquiry and any results from this inquiry may have on its financial position, operating results or cash flows.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8−K.

Item 8.01 Other Events.

The information contained in Item 7.01 to this Current Report on Form 8−K is hereby incorporated by reference herein.

The information in this Item 8.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 9.01 Financial Statements and Exhibits.

99.1 News Release of CRM Holdings, Ltd. dated April 17, 2008

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRM Holdings, Ltd.

April 17, 2008	By:	/s/ Louis J. Viglotti

Name: Louis J. Viglotti
Title: General Counsel & Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	News Release of CRM Holdings, Ltd. dated April 17, 2008